SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2006

Systems Evolution, Inc.

(Exact name of Registrant as specified in its charter)

Idaho	000-31090	82-0291029
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
10777 Westheimer Road, Suite 810
Houston, Texas 77042
(Address of principal executive offices)

(713) 979-1600
(Registrant’s Telephone Number)

______________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Petrobras Consulting Agreement

On August 30, 2006, Systems Evolution, Inc. (the “Company”) and its wholly owned subsidiary Next Hire Consultants (“Next Hire”) entered into a Consulting Agreement (the “Agreement”) with Petrobras America, Inc. (“Petrobras”), a subsidiary of Petroleo Brasiliero S.A.

Next Hire will provide on-site recruiting/staffing services including, among other services, benefits comparisons, staffing trend reports, creation of databases and an on-site specialist to assist Petrobras’s Human Resource department in creating and analyzing job descriptions and implementing hiring and screening processes for more than 80 engineers.

Employment Agreement

On October 4, 2006, the Company and Robert C. Rhodes entered into a new management agreement for Mr. Rhodes to continue as the Chairman, Chief Executive Officer and Chief Financial Officer of the Company for an additional term of three years, effective August 1, 2006. Mr. Rhodes’ annual salary is $200,000. In addition, in exchange for forgiving a currently payable and outstanding $100,000 bonus due under Mr. Rhode’s previous employment contract with the Company, Mr. Rhodes will receive 100,000,000 shares of the Company’s restricted common stock.

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

On September 18, 2006, Mr. John B. Dewberry, one of our Directors, passed away.

On October 4, 2006, our Board of Directors appointed and duly elected Mr. Eddie R. Tipton, as a Director of our Company.

Eddie R. Tipton

Mr. Eddie R. Tipton is one of our Directors. Mr. Tipton currently serves as Senior Security Consultant for the Multi-State Lottery Association (“MUSL”).  Mr. Tiptons' responsibilities include evaluating and providing direction on the security infrastructures within current and future member operations. He additionally provides application design and support services for MUSL-sponsored projects. Prior to joining MUSL, Mr. Tipton was the Executive Vice President and a Partner at Systems Evolution Incorporated where he was responsible for LAN Management Security and Outsourcing, Network Operations, and Hosting. He brings 20 years of design, development, security, and general IT experience with him. Mr. Tipton is a certified developer and instructor on multiple technologies and received his bachelor's degree in Management Information Systems and Finance from the University of Houston.

Section 8 - Other Events

Item 8.01 Other Events

Debt Conversion

During 2004 and 2005, the Company issued a total of $3,325,000 in convertible promissory notes pursuant to several rounds of private placements. As of September 31, 2006, $818,105.12 of these convertible promissory notes was converted into the Company’s common stock. A more detailed description of the issuances of these convertible promissory notes can be found in the Company’s Form 10-KSB for the period ending March 31, 2006 at www.sec.gov.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Number	Description

10.1	August 1, 2006 Employment Agreement between Robert C. Rhodes and Systems Evolution, Inc.

13.1	Form 10K-SB for the period ending March 31, 2006 filed with the Securities and Exchange Commission on September 28, 2006 and incorporated herein by reference.

99.1	October 5, 2006 Press Release headlined “Next Hire Consultants Wins Petrobras Vendor Management Agreement.”

99.2	October 5, 2006 Press Release headlined “Systems Evolution Business Update.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYSTEMS EVOLUTION, INC.
/s/	Robert C. Rhodes ______________
By:	Robert C. Rhodes
Its:	Chief Executive Officer